CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 23 to the Registration Statement on Form N-6 of Pruco Life Variable Universal Account (“Registration Statement”) of our report dated April 6, 2017 relating to the financial statements of the subaccounts listed in Appendix A, which appear in the Post-Effective Amendment No. 20 to the Registration Statement on Form N-6 (No. 333-158634). We also consent to the incorporation by reference in this Registration Statement of our report dated March 23, 2017, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appear in the Post-Effective Amendment No. 20 to the Registration Statement on Form N-6 (No. 333-158634).
/s/ PricewaterhouseCoopers LLP
New York, NY
September 22, 2017

Appendix A

•	Prudential Government Money Market Portfolio (formerly Prudential Money Market Portfolio)

•	Prudential Diversified Bond Portfolio

•	Prudential Equity Portfolio (Class I)

•	Prudential Flexible Managed Portfolio

•	Prudential Conservative Balanced Portfolio

•	Prudential Value Portfolio (Class I)

•	Prudential High Yield Bond Portfolio

•	Prudential Natural Resources Portfolio (Class I)

•	Prudential Stock Index Portfolio

•	Prudential Global Portfolio

•	Prudential Government Income Portfolio

•	Prudential Jennison Portfolio (Class I)

•	Prudential Small Capitalization Stock Portfolio

•	T. Rowe Price International Stock Portfolio

•	Janus Aspen Janus Portfolio (Institutional Shares)

•	MFS Growth Series (Initial Class)

•	American Century VP Value Fund (Class I)

•	Franklin Small-Mid Cap Growth VIP Fund (Class 2)

•	American Century VP Income & Growth Fund (Class I)

•	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)

•	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)

•	Prudential SP Small Cap Value Portfolio (Class I)

•	Prudential Jennison 20/20 Focus Portfolio (Class I)

•	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)

•	Invesco V.I. Managed Volatility Fund (Series I)

•	Invesco V.I. Technology Fund (Series I)

•	Janus Aspen Enterprise Portfolio (Service Shares)

•	Janus Aspen Balanced Portfolio (Service Shares)

•	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares)

•	ProFund VP U.S. Government Plus

•	ProFund VP UltraMid-Cap

•	ProFund VP UltraNASDAQ-100

•	ProFund VP UltraSmall-Cap

•	ProFund VP Bull

•	ProFund VP Utilities

•	AST T. Rowe Price Large-Cap Growth Portfolio

•	AST Cohen & Steers Realty Portfolio

•	AST J.P. Morgan Strategic Opportunities Portfolio

•	AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio)

•	AST Small-Cap Value Portfolio

•	AST Goldman Sachs Mid-Cap Growth Portfolio

•	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)

•	AST Loomis Sayles Large-Cap Growth Portfolio

•	AST MFS Growth Portfolio

•	AST Small-Cap Growth Portfolio

•	AST BlackRock Low Duration Bond Portfolio

•	AST T. Rowe Price Natural Resources Portfolio

•	AST MFS Global Equity Portfolio

•	AST J.P. Morgan International Equity Portfolio

•	AST Templeton Global Bond Portfolio

•	Neuberger Berman Advisers' Management Trust Socially Responsive Portfolio (Class S)

•	American Century VP Mid Cap Value Fund (Class I)

•	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1)

•	The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares)

•	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)

•	MFS Utilities Series (Initial Class)

•	AST BlackRock/Loomis Sayles Bond Portfolio

•	AST T. Rowe Price Asset Allocation Portfolio

•	AST Wellington Management Hedged Equity Portfolio

•	AST Balanced Asset Allocation Portfolio

•	AST Preservation Asset Allocation Portfolio

•	AST FI Pyramis Quantitative Portfolio

•	AST Prudential Growth Allocation Portfolio

•	Janus Aspen Janus Portfolio (Service Shares)

•	SP Prudential U.S. Emerging Growth Portfolio (Class I)

•	Janus Aspen Overseas Portfolio (Service Shares)

•	Prudential SP International Growth Portfolio (Class I)

•	M Large Cap Growth Fund

•	M Capital Appreciation Fund

•	M International Equity Fund

•	M Large Cap Value Fund

•	ProFund VP Asia 30

•	ProFund VP Basic Materials

•	ProFund VP Bear

•	ProFund VP Biotechnology

•	ProFund VP UltraBull

•	ProFund VP Consumer Services

•	ProFund VP Oil & Gas

•	ProFund VP Europe 30

•	ProFund VP Financials

•	ProFund VP Health Care

•	ProFund VP Japan

•	ProFund VP Mid-Cap Growth

•	ProFund VP Mid-Cap Value

•	ProFund VP Government Money Market (formerly ProFund VP Money Market)

•	ProFund VP NASDAQ-100

•	ProFund VP Pharmaceuticals

•	ProFund VP Precious Metals

•	ProFund VP Real Estate

•	ProFund VP Short NASDAQ-100

•	ProFund VP Short Small-Cap

•	ProFund VP Small-Cap

•	ProFund VP Small-Cap Growth

•	ProFund VP Technology

•	ProFund VP Telecommunications

•	AST Advanced Strategies Portfolio

•	AST Schroders Global Tactical Portfolio

•	AST RCM World Trends Portfolio

•	AST BlackRock Global Strategies Portfolio

•	TOPS Aggressive Growth ETF Portfolio (Class 2)

•	TOPS Balanced ETF Portfolio (Class 2)

•	TOPS Conservative ETF Portfolio (Class 2)

•	TOPS Growth ETF Portfolio (Class 2)

•	TOPS Moderate Growth ETF Portfolio (Class 2)

•	TOPS Managed Risk Balanced ETF Portfolio (Class 2)

•	TOPS Managed Risk Growth ETF Portfolio (Class 2)

•	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)

•	American Funds IS Growth Fund (Class 2)

•	American Funds IS Growth-Income Fund (Class 2)

•	American Funds IS International Fund (Class 2)

•	Fidelity VIP Contrafund Portfolio (Service Class 2)

•	Fidelity VIP MidCap Portfolio (Service Class 2)

•	Franklin Income VIP Fund (Class 2)

•	Franklin Mutual Shares VIP Fund (Class 2)

•	Templeton Growth VIP Fund (Class 2)

•	Hartford Capital Appreciation HLS Fund (Class IB)

•	Hartford Disciplined Equity HLS Fund (Class IB)

•	Hartford Dividend and Growth HLS Fund (Class IB)

•	Hartford Growth Opportunities HLS Fund (Class IB)

•	MFS Total Return Bond Series (Initial Class)

•	MFS Value Series (Initial Class)

•	Invesco V.I. Growth and Income Fund (Series I)

•	Fidelity VIP Index 500 Portfolio (Service Class 2)

•	American Funds IS Blue Chip Income and Growth Fund (Class 2)

•	AST Small-Cap Growth Opportunities Portfolio

•	AST International Value Portfolio

•	ProFund VP Banks

•	ProFund VP Rising Rates Opportunity

•	ProFund VP Industrials

•	ProFund VP Consumer Goods Portfolio

•	ProFund VP Internet

•	ProFund VP Semiconductor

•	ProFund VP Small-Cap Value